June 20, 2017

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Energy Fund

Class A Shares – TICKER: SOAEX

Class C Shares – TICKER: SACEX

A Series of Spirit of America Investment Fund, Inc.

Supplement to the Summary Prospectus, Prospectus and Statement of Additional

Information, each dated March 30, 2017

Effective September 1, 2017, the Spirit of America Energy Fund (the “Energy Fund”) hereby amends its investment objective on page 1 of its Summary Prospectus as follows:

Investment Objective:    The investment objective of the Energy Fund is to provide investors with total return.

Effective September 1, 2017, the first paragraph of the sub-section “Investment Objective” in the section titled “Additional Information About the Investment Objective, Strategies and Related Risks” on page 10 of the Energy Fund’s Prospectus is revised as follows:

Investment Objective:    The Energy Fund seeks to provide shareholders with total return, which may consist of income dividends, distributions of long-term capital gains and/or return of capital, through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. Distributions may consist of net income and long-term capital gains from investment operations and/or return of capital. The Fund’s investment objective is non-fundamental, which means that it can be changed by the Board without shareholder approval. The Fund would provide shareholders with sixty days advance notice of a change in its investment objective.

Effective immediately, please add the following sub-section “Other Payments” after the sub-section titled “Waiver of Deferred Sales Charge – Class C Shares” in the section titled “Distribution Arrangements” on pages 34 and 35 of the Energy Fund’s Prospectus:

Other Payments.    Class A Shares of the Energy Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be platform access fees, fees based on the number of subaccounts serviced or fees based on average net assets held in the Energy Fund for Class A Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

The Distributor may make payments to intermediaries on the assets of the Energy Fund’s Class A Shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Energy Fund or availability of the Fund through the intermediary.

Further Information

For further information, please contact the Fund at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Fund’s website at www.SOAFunds.com.